                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 22, 2004
(Date of earliest event reported)

                    Banc of America Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware              333-118843               36-4514369
(State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)               No.)                     No.)

201 North Tryon Street, Charlotte, North Carolina      28255
     Address of principal executive offices         (Zip Code)

Registrant's telephone number, including area code (704) 387-8239

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 9.01 Financial Statements and Exhibits

          (c) Exhibits

   Item 601(a)
of Regulation S-K
   Exhibit No.      Description
-----------------   -----------
    (99)            Computational Materials prepared by Banc of America
                    Securities LLC in connection with Banc of Mortgage
                    Securities Inc., Mortgage Pass-Through Certificates, Series
                    2004-10

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.

November 22, 2004


                                             By: /s/ Judy Lowman
                                                 -------------------------------
                                                 Judy Lowman
                                                 Vice President

                                INDEX TO EXHIBITS


                                               Paper (P) or
Exhibit No.   Description                      Electronic (E)
-----------   ------------                     --------------
    (99)      Computational Materials          E
              prepared by Banc of America
              Securities LLC in connection
              with Banc of America Mortgage
              Securities, Inc., Mortgage
              Pass- Through Certificates,
              Series 2004-10